EXHIBIT 10.40

                          NORTH AMERICAN VACCINE, INC.
                         1999 NON-EMPLOYEE DIRECTOR AND
                       SENIOR EXECUTIVE STOCK OPTION PLAN

      This 1999 Non-Employee Director and Senior Executive Stock Option Plan (the "Plan") of North American Vaccine, Inc., a Canadian corporation (the Corporation"), is effective as of January 25, 1999. The purpose of the Plan is to help attract, keep and motivate the Corporation's Non-Employee Directors and Senior Executives, as those terms are defined in the Plan.

                                   ARTICLE I
                            STOCK SUBJECT TO OPTION
                            -----------------------

      The total number of shares which may be issued under stock options ("options") granted pursuant to the Plan is 650,000 shares of the Corporation's Common Stock, no par value per share ("Common Stock"). The shares issued under options shall be newly issued or treasury shares of Common Stock. The grant of an option pursuant to the Plan shall reduce the number of shares of Common Stock that thereafter may be available for future grants under the Plan; provided, however, that if an option should expire, terminate or otherwise become unexercisable for any reason without having been exercised in full, the unpurchased shares that were subject thereto shall, unless the Plan shall have been terminated, become available for further grant under the Plan. Exercise of an option in any manner shall result in a decrease in the number of shares of Common Stock that thereafter may be available for purchase under the option by the number of shares of Common Stock as to which the option is exercised.

                                  ARTICLE II
                            ADMINISTRATION OF PLAN
                            ----------------------

      SECTION 2.1 The Plan shall be administered at all times by a committee appointed by the Corporation's Board of Directors (the "Committee"). The Committee shall consist of not less than two members of the Board of Directors, each of whom is a "non-employee director" as defined in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "1934 Act"), and an "outside director" as defined for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code").

      SECTION 2.2 Subject to the provisions of the Plan, the Committee is authorized to interpret the Plan, to prescribe, amend, and rescind rules and regulations relating to the Plan, and to make all other determinations necessary or advisable for the administration of the Plan, including, without limitation,
(i) to accelerate the vesting of any option already granted, (ii) to determine whether the exercise price of or taxes relating to an option may be paid in already owned shares of Common Stock and/or shares then issuable upon the exercise of the option, (iii) to determine the terms and provisions of each option granted under the Plan (which need not be identical), (iv) to waive or amend any and all restrictions and conditions of any options, including, without limitation, extending the term of any option, and (v) to authorize any person to execute on behalf of the Corporation any instrument required to effectuate the grant of an option previously granted by the Committee. The Board of Directors may in its discretion at any time and from time to time alter the membership of the Committee consistent with the requirements set forth in Section 2.1.

      SECTION 2.3 Any interpretation issued by the Committee shall be final, conclusive and binding on each optionee. No member of the Board of Directors or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any option agreement.

                                  ARTICLE III
             AUTOMATIC GRANT OF OPTIONS TO NON-EMPLOYEE DIRECTORS
             ----------------------------------------------------

      SECTION 3.1 Each member of the Board of Directors of the Corporation who is not an employee of the Corporation or any of its subsidiaries (a "Non-Employee Director") shall automatically receive options in accordance with the provisions of Section 3.2 below, without any further action or authorization required by the Board of Directors or the Committee.

      SECTION 3.2 (a) On each January 1, commencing on January 1, 2000, each Non-Employee Director who holds office as of the relevant January 1, shall automatically receive an option to acquire:

                  (i) 20,000 shares of the Corporation's Common Stock if the Non-Employee Director is the Chairman of the Board or Vice-Chairman of the Board; or

                  (ii) 5,000 shares of the Corporation's Common Stock for all other Non-Employee Directors.

            (b) On each January 1, commencing on January 1, 2000, each Non-Employee Director (other than the Chairman and Vice Chairman of the Board) of the Corporation who holds office as of the relevant January 1 and who serves on a committee of the Board of Directors as of the relevant January 1, shall automatically receive an option, in addition to the grant of the options prescribed in Section 3.2(a)(ii), above, to acquire 5,000 shares of the Corporation's Common Stock for each committee of the Board of Directors on which he or she serves.

      SECTION 3.3 Each option automatically granted under this Article III shall be exercisable in accordance with the following schedule:

            (a) each option shall first become exercisable to purchase one-third of the shares under such option on the first January 1 following the date of grant of the option;


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

            (b) each option shall first become exercisable to purchase an additional one-third of the shares under such option on the second January 1 following the date of grant of the option; and

            (c) each option shall first become exercisable to purchase the remaining one-third of the shares under such option on the third January 1 following the date of grant of the option.


                                  ARTICLE IV
                     GRANT OF OPTIONS TO SENIOR EXECUTIVES
                     -------------------------------------

      SECTION 4.1 Subject to the provisions of, and within the parameters established in, the Plan, the Committee shall have the exclusive power to select the Senior Executives, as defined in Section 4.2, of the Corporation who will be granted options, the time or times at which an option may be granted, the number of shares for which an option is granted, the vesting schedule for the options, the term of the option, and the exercise price per share of the options to be granted; provided, however, that subject to the provisions of Article X of the Plan, the maximum number of shares of Common Stock with respect to which options may be granted under the Plan to any Senior Executive in any calendar year is one percent (1%) of the shares of Common Stock issued and outstanding as of the first day of such calendar year.

      SECTION 4.2 All Senior Executives of the Corporation who are residents of Canada shall be eligible to receive options to purchase stock under the Plan. The term "Senior Executive" for purposes of the Plan shall mean any person exercising the function of president, vice-president, secretary, treasurer, controller or general manager, or similar functions but shall not include any person who is a director of the Corporation, whether or not such person would otherwise qualify as a Senior Executive. Senior Executives who are not residents of Canada are not eligible to receive options to purchase Common Stock under the Plan.

                                   ARTICLE V
                                 OPTION PRICE
                                 ------------

      For options granted to Non-Employee Directors, the option price for the purchase of any Common Stock pursuant to any option granted under Article III shall be 100% of the fair market value of the Common Stock at the time the option is granted. For options granted to Senior Executives, the minimum option price for the purchase of any Common Stock pursuant to any option granted under
Article IV shall be 100% of the fair market value of the Common Stock at the time the option is granted. The fair market value thereof shall be determined by the Committee; provided, however, that where there is a public market for the Common Stock, the fair market value per share shall be the closing sale price of the Common Stock on the principal securities exchange (or Nasdaq, if applicable) on which the Common Stock is trading on the date of grant, or if there were no sales reported as of such date, then the last date preceding such date on which a sale was reported, or if any such exchange or quotation system is closed on that date, then on the last preceding date on which the securities exchange (or Nasdaq, if applicable) was open for trading.

                                  ARTICLE VI
                       TERM OF PLAN; VESTING OF OPTIONS
                       --------------------------------

      SECTION 6.1 The Plan shall be effective as of the date first above written and shall expire on, and all options authorized under the Plan must be granted on or before, January 25, 2009.

      SECTION 6.2 Each option granted under Article III of the Plan shall provide that it is to be exercised within a period of ten (10) years after the date the option is granted and shall be exercisable in accordance with the vesting schedule set forth in Section 3.3. Each option granted under Article IV of the Plan shall provide that it is to be exercisable within a period to be determined by the Compensation Committee, which shall not exceed ten (10) years after the date the option is granted, and shall be exercisable by the optionee at such time or times as shall be prescribed and specified in the option agreement with each such optionee. Options granted under the Plan may be exercised by the optionee in whole or in part or in installments. Options may not be exercised for a fraction of a share.

      SECTION 6.3 (a) The exercisability of each option granted under Article III of the Plan shall be automatically accelerated so that each such option outstanding shall, immediately prior to the specified effective date of any of the following events, become fully exercisable with respect to the total number of shares subject to such option and may be exercisable for all or any portion of such shares, in the event that:

                        (i) any person (as defined for purposes of Section 13(d) and 14(d) of the 1934 Act, but excluding the Corporation and any of its wholly-owned subsidiaries) acquires direct or indirect ownership of fifty percent (50%) or more of the combined voting power of the then outstanding voting securities of the Corporation as a result of a tender or exchange offer, open market purchases, privately negotiated purchases or otherwise;

                        (ii) any election has occurred of persons to the Board of Directors of the Corporation that causes two-thirds of the Corporation's Board of Directors to consist of persons other than (A) persons who were members of the Corporation's Board of Directors on January 1, 1999 and (B) persons who were nominated by the Corporation's Board of Directors for election as members of the Corporation's Board of Directors at a time when two-thirds of the Corporation's Board of Directors consisted of persons who were members of the Corporation's Board of Directors on January 1, 1999; provided, however, that any person nominated for election by the Board of Directors of the Corporation at least two-thirds of whom constituted persons described in clauses (A) and/or (B) above or by persons who were themselves nominated by such Board shall, for this purpose, be deemed to have been nominated by a Board composed of persons described in clause (A) above; or

                        (iii) the shareholders of the Corporation approve (A) any statutory consolidation, merger or amalgamation of the Corporation in which the Corporation is not the surviving corporation (other than a merger or amalgamation of the Corporation in which the holders of Common Stock immediately prior to the merger or amalgamation have the same proportionate ownership of the surviving corporation immediately after the merger or amalgamation), or (B) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Corporation to an entity that is not a wholly-owned subsidiary of the Corporation.


      (b) If one of the events cited in Section 6.3(a) occurs, any optionee granted an option pursuant to Article III of the Plan has the right, for a period of sixty (60) days following the later of (i) the date of such event or
(ii) the expiration of six (6) months from the date of grant of an option under the Plan, to elect to surrender for cancellation any option to the extent not exercised and the optionee will be entitled to receive, in the sole discretion of the Committee, either a cash payment, or Common Shares having a fair market value, equal to (A) the aggregate fair market value of the unexercised shares remaining under the option surrendered for cancellation, less (B) the aggregate exercise price for such optioned shares; provided, however, if, in the opinion of the Corporation's counsel, such discretion by the Committee would cause the members of the Committee to cease to be "non-employee directors" as defined in Rule 16b-3 of the 1934 Act or "outside directors" as defined for purposes of
Section 162(m) of the Code, then such optionee shall receive only Common Stock upon the surrender for cancellation of such option. For purposes of this Section 6.3(b), fair market value shall be determined pursuant to Article V as of the date on which an event cited in Section 6.3(a) occurs. Notwithstanding the foregoing, an optionee shall not be entitled to the benefits of this Section 6.3(b) where such event is solely attributable to the event described in Section 6.3(a)(i) and the optionee is the person (or is a member of a group which comprises the person) who acquires beneficial ownership of fifty percent (50%) or more of the combined voting power of the then outstanding securities of the Corporation.

                                  ARTICLE VII
                           TERMINATION OF EMPLOYMENT
                           -------------------------

      SECTION 7.1 (a) Except as noted in Section 7.2, upon a Senior Executive's resignation from or termination of employment with the Corporation for any reason whatsoever (including, without limitation, death), any option held by such person shall be exercisable within twelve (12) months after the date of such resignation or termination (or such shorter or longer period as the Committee shall determine) to the extent such person was entitled to exercise such option as of the date of such resignation or termination.

            (b) Except as noted in Section 7.2, upon a Non-Employee Director's resignation or termination from the Corporation's Board of Directors for any reason whatsoever (including, without limitation, death), any option held by such person shall be exercisable, to the extent such person was entitled to exercise such option as of the date of such resignation or termination, at any time prior to the expiration date of the option.

      SECTION 7.2 Notwithstanding the provisions of Section 7.1, if any Senior Executive or Non-Employee Director is terminated or removed by the Corporation for willful or gross misconduct, including, without limitation, breach of fiduciary duty (the Committee's determination in this regard shall be final, binding and conclusive), any and all options held by such person shall terminate immediately and automatically at the time of his or her termination, unless the Committee provides for an earlier or later time for the termination of such

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option(s),  and  such  option(s)  will not be  exercisable  after  such  time of termination unless otherwise determined by the Committee.

      SECTION 7.3 Subject to the provisions of the Plan, any option held by an optionee at the time of his or her death may be exercised subsequently by the legal representative of such optionee's estate during the remaining term of the option, but only to the extent such optionee was entitled to exercise such option as of the date of his or her death, unless the Committee provides otherwise. In the event of the death of an optionee during the final three (3) months of the time period specified in Section 7.1(a), the option may be exercised, at any time within three (3) months following the date of his or her death, by the optionee's estate or by a person or persons who acquired the right to exercise the option by bequest or inheritance, but only to the extent the optionee was entitled to exercise such option as of the date of his or her death, unless the Committee provides for a longer or shorter period.

      SECTION 7.4 None of the events described in this Article VII shall extend the period of exercisability of an option beyond the expiration date thereof prescribed under Section 6.2 above, notwithstanding the intervention of a succeeding vesting date or an event described in Section 6.3(a). To the extent that an optionee was not entitled to exercise an option on the date of his or her resignation or termination of employment with the Corporation for any reason whatsoever (including, without limitation, death), or if the option is not exercised within the time period specified in this Article VII, the option shall terminate and become null and void, unless the Committee determines otherwise at the time of or after the grant of the option. Notwithstanding the provisions of Sections 7.1 and 7.3 hereof, no options shall be exercisable after an optionee resigns or terminates his or her employment with the Corporation in the event the optionee shall have, during the time period in which his or her options are exercisable, engaged in deliberate action which, as determined by the Committee in its sole discretion (whose determination shall be final, binding and conclusive), causes substantial harm to the interests of the Corporation or constitutes a breach of any obligation of the optionee to the Corporation. In such event, the optionee shall forfeit all rights to any unexercised option as of the date of such deliberate action and all such unexercised options shall terminate immediately and automatically at the time of such deliberate action.

      SECTION 7.5 The granting of an option to an optionee does not alter in any way the Corporation's existing rights to terminate such person's employment or position with the Corporation at any time for any reason, nor does it confer upon such person any rights or privileges except as specifically provided for in the Plan.

                                 ARTICLE VIII
                              NONTRANSFERABILITY
                              ------------------

      Options granted under the Plan may not be sold, assigned or transferred, other than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined in the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or the rules thereunder, and, except with respect to a qualified domestic relations order as aforesaid, may be exercised during the lifetime of the optionee, only by such optionee or his or her legal representative.

                                  ARTICLE IX
                              METHOD OF EXERCISE
                              ------------------

      SECTION 9.1 During the period when an option is exercisable, the option may be exercised, in whole or in part, by giving written notice of exercise to the Corporation (in form acceptable to the Corporation) specifying the number of shares of Common Stock to be purchased. Such notice shall be accompanied by payment in full of the aggregate exercise price of the shares to be purchased in cash, check (including, without limitation, payment in accordance with a cashless exercise program under which, if so instructed by the optionee, Common Stock may be issued directly to the optionee's broker or dealer upon receipt of the purchase price in cash from the broker or dealer) or such other form and in such other manner as the Committee may accept. If and to the extent determined by the Committee in its sole discretion at or after grant, payment in full or in part may also be made in the form of Common Stock duly owned by the optionee (and for which the optionee has good title, free and clear of any liens and encumbrances) or by reduction in the number of shares of Common Stock issuable upon such exercise based, in each case, on the fair market value of the Common Stock on the date the option is exercised. In the event the purchase price of an option is paid in whole or in part through the delivery of shares of Common Stock issuable in connection with the exercise of the option, an optionee will be determined to have exercised the option with respect to those shares. In the event shares of Common Stock are surrendered to the Corporation, they shall be canceled by the Corporation. Fair market value of such Common Stock shall be determined as provided in Article V herein.

      SECTION 9.2 An option shall be deemed to be exercised when written notice of such exercise has been given to the Corporation in accordance with the terms of the option by the person entitled to exercise the option and full payment for the shares with respect to which the option is exercised has been received by the Corporation. Until the issuance (as evidenced by the appropriate entry on the books of the Corporation or of a duly authorized transfer agent of the Corporation) of the share certificate evidencing the shares to be issued, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the optioned shares, notwithstanding the exercise of the option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the share certificate is issued, except as provided in the Plan.

      SECTION 9.3 As a condition to the exercise of any portion of an option, the Corporation may require the person exercising such option to make whatever provision is required, in the reasonable opinion of the Corporation, to ensure

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that any  withholding or tax  obligations  required by United States or Canadian federal, state/provincial, or local law as a result of the granting or exercise of such option are withheld or paid in accordance with such applicable law. Provisions for addressing the withholding or tax obligations pursuant to the preceding sentence may include, but shall not be limited to, (i) full payment of the withholding or tax obligations by the person exercising such option simultaneously with exercise of the option, (ii) the payment in shares of Common Stock already owned by optionee, based on the fair market value (as determined pursuant to Article V) of such shares on the date that the withholding or tax obligation is to be determined, to satisfy such withholding or tax requirements,
(iii) the withholding from the option, at the appropriate time, of a number of shares of Common Stock sufficient, based upon the fair market value (as determined pursuant to Article V) of such shares on the date that the withholding or tax obligation is to be determined, to satisfy such withholding or tax requirements, and (iv) an agreement by the person exercising such option that such withholding or tax obligations may be withheld in full from any compensation payable to such person.

      SECTION 9.4 (a) Shares shall not be issued pursuant to the exercise of an option granted under the Plan unless the exercise of such option and the issuance and delivery of the shares pursuant thereto shall comply with all relevant provisions of Canadian and Unites States laws, including, without limitation, Canada Business Corporations Act, the Securities Act (Quebec), the Securities Act of 1933, as amended, the 1934 Act, the rules and regulations promulgated thereunder, and the requirements of any securities exchange upon which the shares may then be listed or Nasdaq, and shall be further subject to the approval of counsel for the Corporation with respect to such compliance. As a condition to the exercise of an option, the Corporation may require the person exercising such option to complete a questionnaire in a form acceptable to the Corporation and to make certain representations and warranties required or desirable (in the opinion of the Corporation or its counsel), including, without limitation, any representations and warranties required by law, in the opinion of counsel, regarding investment intent. If, in the opinion of counsel for the Corporation, such a representation is required by any of the aforementioned relevant provisions of laws, certificates representing shares issued upon exercise of the option shall bear a legend prohibiting transfer of such shares unless, in the opinion of such counsel, such transfer is not inconsistent with any of the requirements of any applicable Canadian and United States securities laws.

            (b)  Inability  of the  Corporation  to  obtain  authority  from any regulatory body having jurisdiction, which authority is deemed by the Corporation's counsel to be necessary to the lawful issuance and sale of any shares hereunder, shall relieve the Corporation of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained.

            (c) In the event that any option is exercised by the executors, administrators, legatees or distributees of the estate of a deceased optionee, the Corporation shall be under no obligation to issue stock thereunder unless and until the Corporation is satisfied that the person or persons exercising the option are the duly appointed legal representatives of the deceased optionee's estate or the proper legatees or distributees thereof.

                                   ARTICLE X
               ADJUSTMENT OF NUMBER OF SHARES IN CERTAIN EVENTS
               ------------------------------------------------

      SECTION 10.1 Subject to any required action by the shareholders of the Corporation, each of (i) the number of shares of Common Stock covered by each outstanding option, (ii) the number of shares of Common Stock that have been authorized for issuance under the Plan but as to which no options have yet been granted or that have been returned to the Plan upon cancellation, termination or expiration of an option, (iii) the exercise price per share covered by each such outstanding option, (iv) the number of shares of Common Stock set forth in
Section 3.2 and (v) the maximum number of shares with respect to which options may be granted to any Senior Executive in any calendar year, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split or the payment of a stock dividend with respect to the Common Stock or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Corporation; provided, however, that conversion of any convertible securities of the Corporation shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Corporation of shares of any class, or securities convertible into shares of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or exercise price of shares of Common Stock subject to an option.

      SECTION 10.2 In the event of a dissolution or liquidation of the Corporation, all outstanding options will terminate upon the consummation of such action, unless otherwise provided by the Committee.

      SECTION 10.3 In the event of a merger, amalgamation, reorganization, consolidation, share exchange, transfer of assets or other transaction having similar effect involving the Corporation in which the Corporation is not the surviving corporation or pursuant to which a majority of the shares that are of the same class as the shares that are subject to outstanding options granted under the Plan are exchanged for, or converted into, or otherwise become securities of another corporation or entity, or other consideration, the Committee shall have the sole discretion to determine that (i) the surviving, continuing, successor or purchasing corporation or other entity, as the case may be (the "Acquiror"), will either assume the Corporation's rights and obligations under outstanding options granted under the Plan or substitute options in respect of the Acquiror's securities for outstanding options granted under the Plan or (ii) the outstanding options shall be canceled in exchange for such consideration as the Committee shall approve (based on the value of the consideration received in the transaction by holders of the same class of shares that are subject to outstanding options).

      SECTION 10.4 Adjustments and determinations under this Article X shall be made by the Committee, upon the advice of counsel, whose decisions shall be final, binding and conclusive.

                                  ARTICLE XI
                         AMENDMENT OF PLAN AND OPTIONS
                         -----------------------------

      SECTION 11.1 Subject to the provisions of Sections 11.3 and 11.4, the Plan may be amended, altered, suspended, discontinued or terminated at any time by the Committee without the approval of the Corporation's shareholders in such respects as the Committee may deem advisable so that the Plan and/or the options granted hereunder may conform to any changes in the law or in any other respect which the Committee may deem to be in the best interests of the Corporation, other than any amendments required to be approved by shareholders under the Canada Business Corporation Act, the Securities Act (Quebec), the rules of the securities exchange or Nasdaq on which the Common Stock is listed, or in order to comply with Section 162(m) of the Code, or any other requirement of applicable law or regulation. No option may be granted during any suspension or discontinuation of the Plan or after its termination. Amendments to the Plan also shall be subject to any approvals required under applicable laws or regulations or under the applicable rules of any stock exchange or Nasdaq on which the Common Stock is listed.

      SECTION 11.2 Subject to the provisions of Sections 11.3 and 11.4, the Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue or terminate, any option granted to a Senior Executive under the Plan and/or any corresponding option agreement; provided, however that the Committee may amend any option and/or the terms of any corresponding option agreement only to the extent that the option and/or such option agreement, as either may be amended, could have been granted pursuant to the Plan with such amended terms. No amendment of an option shall be deemed to be the grant of a new option for purposes of the Plan.

      SECTION 11.3 No amendment, suspension, discontinuation or termination of the Plan or any option granted hereunder shall, without an optionee's consent, impair any of the rights of the optionee under any option theretofore granted to such optionee under the Plan. The foregoing shall not limit the Committee's rights to make determinations under Sections 7.2, 7.4 and 10.3 hereof.

      SECTION  11.4  Notwithstanding  the  provisions  of Section 11.1 and 11.2,
Section 6.3 shall not be amended or terminated at any time. Further, any amendment or termination of the Plan prior to a transaction described in Section
6.3 which: (a) was at the request of a third party who has indicated an intention or taken steps reasonably calculated to effect such transaction; or
(b) otherwise arose in connection with or in anticipation of such transaction, shall be null and void and shall have no effect whatsoever.


                                  ARTICLE XII
                      RESERVATION AND ISSUANCE OF SHARES
                      ----------------------------------

      The Corporation, during the term of the Plan, will at all times reserve and keep available such number of shares as shall be sufficient to satisfy the requirements of the Plan and the options granted hereunder. The issuance of shares of Common Stock upon the exercise (in accordance with the Plan) of options granted hereunder as fully paid and non-assessable shares is hereby authorized.

                                 ARTICLE XIII
                               OPTION AGREEMENT
                               ----------------

      Options shall be evidenced by written option agreements in the form or forms approved by the Committee.

                                  ARTICLE XIV
                             SHAREHOLDER APPROVAL
                             --------------------

      The effectiveness of the Plan shall be subject to approval by the shareholders of the Corporation, in a separate vote, within twelve (12) months after the date the Plan is adopted. Such shareholder approval shall be obtained, at a duly held shareholders' meeting, by the affirmative vote of a majority of the votes actually cast, in person or by proxy, at such meeting on a separate proposal to approve the Plan. All options granted prior to shareholder approval are granted conditional upon shareholder approval of the Plan.

                                  ARTICLE XV
                           MISCELLANEOUS PROVISIONS
                           ------------------------

      SECTION 15.1 NO RIGHTS AS A SHAREHOLDER. An optionee shall have no rights as a shareholder with respect to any shares covered by his or her option until the date of the issuance of a share certificate to him or her for such shares.

      SECTION 15.2 NO RIGHT TO OPTION; NO RIGHT TO EMPLOYMENT. No employee or other person shall have any claim or right to be granted an option. Neither the Plan nor any action taken hereunder shall be construed as giving any Senior Executive any right to be retained in the employ of the Corporation or any of its subsidiaries.

      SECTION 15.3 INDEMNIFICATION. In addition to such other rights of indemnification as they may have as members of the Corporation's Board of Directors, the members of the Committee shall be indemnified, to the extent permitted by applicable law, by the Corporation against, and the Corporation shall advance, the reasonable expenses, including attorneys' fees actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any option granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved to the extent required by and in the manner provided by the Articles of Incorporation and By-laws of the Corporation), or paid by them in satisfaction for a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee member did not act honestly and in good faith with a view to the best interests of the Corporation. Within sixty (60) days after institution of any such action, suit or proceeding, a Committee member shall notify the Corporation of the institution of the suit and grant to the Corporation in writing the opportunity, at its own expense, to handle and defend the same.
Failure to provide such notice and grant shall, at the option of the Corporation, relieve the Corporation of the indemnification obligations set forth in this Section 15.3.

      SECTION  15.4  APPLICATION  OF  FUNDS.   The  proceeds   received  by  the
Corporation from the sale of Common Stock pursuant to options will be used for general corporate purposes.

      SECTION 15.5 NO OBLIGATION TO EXERCISE OPTION. The granting of an option shall impose no obligation upon the optionee to exercise such option.

      SECTION 15.6 OTHER COMPENSATION PLANS. The adoption of the Plan shall not affect any other share option or incentive or other compensation plans in effect for the Corporation or any parent or subsidiary, nor shall the Plan preclude the Corporation or any parent or subsidiary from establishing any other forms of incentive or other compensation for employees and directors of the Corporation or any parent or subsidiary.

      SECTION 15.7 OPTIONS NOT INCLUDABLE FOR BENEFIT PURPOSES. Income recognized by an optionee pursuant to the provisions of the Plan shall not be included in the determination of benefits under any employee pension benefit plan (as such term is defined in Section 3(2) of ERISA or the rules thereunder) or group insurance or other benefit plans applicable to the optionee that are maintained by the Corporation or any of its subsidiaries, except as may be provided under the terms of such plans or determined by resolution of the Corporation's Board of Directors.

      SECTION 15.8 SINGULAR, PLURAL, GENDER. Whenever used herein, nouns in the singular shall include the plural, and the masculine pronoun shall include the feminine gender.

      SECTION 15.9 HEADINGS, ETC., NO PART OF PLAN. Headings of Articles and Sections hereof are inserted for convenience and reference; they constitute no part of the Plan.

      SECTION 15.10 UNFUNDED PLAN. The Plan shall be unfunded. The Corporation shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the issuance of shares or the payment of monies under the Plan and the issuance of shares and the payment of monies to optionees under the Plan shall be subordinate to the claims of the Corporation's general creditors.

      SECTION 15.11 ACCEPTANCE OF PLAN. By accepting any option or other benefit under the Plan, each optionee, for himself and for his or her successors, assigns, heirs, beneficiaries and personal and legal representatives, shall be conclusively deemed to have indicated his or her acceptance and ratification of, and consent to, any action taken under the Plan by the Corporation, the Committee and the Corporation's Board of Directors.

      SECTION 15.12 GOVERNING LAW. The Plan and all determinations made and actions taken pursuant to the Plan shall be governed by the laws of the State of Delaware, except that the issuance of Shares by the Corporation upon the exercise of options shall be governed by the Canada Business Corporations Act.

      SECTION 15.13 NO STRICT CONSTRUCTION. No rule of strict construction shall be implied against the Corporation, the Committee, or any other person in the interpretation of any of the terms of the Plan, any option granted under the Plan or any rule or procedure established by the Committee.

      SECTION 15.14 SEVERABILITY. Whenever possible, each provision in the Plan and every option at any time granted under the Plan shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of the Plan or any option at any time granted under the Plan shall be held to be prohibited by or invalid under applicable law, then (a) such provision shall be deemed amended to accomplish the objectives of the provision as originally written to the fullest extent permitted by law and (b) all other provisions of the Plan and every other option at any time granted under the Plan shall remain in full force and effect.